                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           ICF KAISER INTERNATIONAL
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       *
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------

Notes:

                       [LOGO OF ICF KAISER APPEARS HERE]

                         ICF KAISER INTERNATIONAL, INC.
                                9300 LEE HIGHWAY
                         FAIRFAX, VIRGINIA  22031-1207



Dear Shareholder:

     The 1997 Annual Meeting of Shareholders of ICF Kaiser International, Inc. (the "Company") will be held on Friday, May 2, 1997, at the Company's headquarters, 9300 Lee Highway, Fairfax, Virginia 22031-1207. The matters on the meeting agenda are described on the following pages. The meeting will start promptly at 9:00 a.m.

     This year you are being asked to elect two directors, each to a three-year term expiring at the 2000 Annual Meeting of Shareholders, and to approve the appointment of Coopers & Lybrand L.L.P. as the independent public accountants of the Company for the fiscal year ending December 31, 1997. The Board of Directors recommends a vote FOR the election of the two directors and FOR the approval of the appointment of Coopers & Lybrand L.L.P.

     If you were a shareholder of record on March 5, 1997, you will receive a proxy card for the shares of ICF Kaiser International, Inc. Common Stock you hold in your own name. If you are a participant in the ICF Kaiser International, Inc. Employee Stock Ownership Plan, Section 401(k) Plan, or the Retirement Plan (the "Plans"), this proxy card also will include the number of shares that you are entitled to vote under the Plans ("Plan Shares") as of December 31, 1996. To vote your Plan Shares, you must mail back your proxy card so that it is received by the Company's stock transfer agent before the close of business on Monday, April 28, 1997. Please use the enclosed postage-paid, addressed envelope to vote your Plan Shares. If our stock transfer agent has not received your proxy card with your voting instructions for your Plan Shares by the close of business on April 28, 1997, the Plan Shares will be voted by the Trustee of the Plans at the instruction of the Plan Committees, in the Committees' discretion.

     A very high percentage of our shareholders hold their stock in street names, which means that the shares are registered in their brokers' names rather than in the shareholders' names. If you want to vote your street-name shares personally, you must contact your broker directly in order to obtain a proxy issued to you by your broker. A broker letter that identifies you as a shareholder is not the same thing as a broker-issued proxy. If you fail to bring a broker-issued proxy to the meeting, you will not be able to vote your broker-held shares at the Annual Meeting.

     We urge you to mail your proxy card to our stock transfer agent as promptly as possible using the envelope provided. Please mail your proxy card whether or not you plan to attend the May 2 meeting. Giving your proxy will not affect your right to vote the shares you hold in your own name (excluding Plan Shares) if you decide to attend the meeting.

     The Company's headquarters are located in Fairfax, Virginia, near the Vienna station on the Orange Line of the Washington, DC area Metro. On the day of the meeting, there will be a shuttle bus service departing at frequent intervals from the south side of the Vienna station and returning to the station after the meeting.

                                       Sincerely,



                                       James O. Edwards
March 26, 1997                         Chairman and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To the Shareholders of ICF Kaiser International, Inc.:

     The 1997 Annual Meeting of Shareholders of ICF Kaiser International, Inc. (the "Company") will be held at the Company's headquarters, 9300 Lee Highway, Fairfax, Virginia 22031-1207, on Friday, May 2, 1997, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

     1. to elect two (2) directors, each for a three-year term expiring at the 2000 Annual Meeting of Shareholders, and until their successors are elected and have been qualified;

     2. to approve the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1997; and

     3. to act on such other matters as may properly come before the meeting or any adjournment thereof.

     In accordance with the Company's Amended and Restated By-laws, the Board of Directors has fixed the close of business on Wednesday, March 5, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the 1997 Annual Meeting of Shareholders and at any adjournment thereof. This notice is given pursuant to direction of the Board of Directors.

     A proxy card is included with this Proxy Statement and Annual Report mailing. The reverse side of the proxy card shows the number of shares of ICF Kaiser International, Inc. Common Stock that you own in your own name as of March 5, 1997. If you are a participant in the ICF Kaiser International, Inc. Employee Stock Ownership Plan, Section 401(k) Plan, or Retirement Plan (the "Plan"), the reverse side of your proxy card will show the number of shares allocated to you under these Plans (the "Plan Shares") as of December 31, 1996. Please note the following: your proxy card must be received by the Company's stock transfer agent before the close of business on Monday, April 28, 1997, in order for you to vote your Plan Shares. Using the enclosed postage-paid, addressed envelope, you are responsible for mailing your proxy card in sufficient time for it to be received by the Company's stock transfer agent before the close of business on April 28, 1997. If the Company's stock transfer agent has not received your proxy card with your voting instructions for your Plan Shares by close of business on April 28, 1997, your Plan Shares will be voted by the Trustee for these three Plans at the instruction of the Plan Committees, in their discretion.

     Your proxy is important. Even if you hold only a few shares, and whether or not you expect to attend the Annual Meeting in person, you are requested to date, sign, and mail the proxy card you receive in the postage-paid envelope that is provided. If you wish to have someone other than the persons named on the enclosed proxy card vote for you, you may cross out their names on your proxy card and insert the name of another person who will be at the meeting.
You then must give your signed proxy card to that person, otherwise he or she cannot vote on your behalf at the meeting. You may revoke your proxy at any time, and the giving of your proxy will not affect your right to vote the shares you hold in your own name (other than Plan Shares) if you decide to attend and vote at the meeting.




Fairfax, Virginia                   Paul Weeks, II
March 26, 1997                      Senior Vice President, General Counsel and
                                       Secretary

                                 Table of Contents


                                                                        Page

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT.........................................................  1

     1. Election of two (2) directors, each to a three-year term expiring at the 2000 Annual Meeting of Shareholders, and until their successors are elected and have been qualified

     2. Approval of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1997

VOTING SECURITIES OF THE COMPANY AND CERTAIN SHAREHOLDINGS..............  1

ELECTION OF DIRECTORS...................................................  4

     Nominees for Election to the Board of Directors
     Directors Continuing in Office
     Information Regarding the Board of Directors

COMPENSATION & HUMAN RESOURCES COMMITTEE
 INTERLOCKS AND INSIDER PARTICIPATION...................................  8

CERTAIN TRANSACTIONS WITH CERTAIN DIRECTORS.............................  8

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.................  9

APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS...............  9

EXECUTIVE COMPENSATION.................................................. 10

AGREEMENTS AND TRANSACTIONS WITH EXECUTIVE OFFICERS NAMED
 IN THE SUMMARY COMPENSATION TABLE
     (Three of whom also are Directors)................................. 14

AGREEMENTS AND TRANSACTIONS WITH OTHER
 EXECUTIVE OFFICERS..................................................... 15

STOCK PERFORMANCE GRAPH................................................. 16

COMPENSATION & HUMAN RESOURCES COMMITTEE
 REPORT ON EXECUTIVE COMPENSATION....................................... 17

OTHER MATTERS........................................................... 20

     A copy of the Company's Annual Report to the Securities and Exchange Commission (SEC) on Form 10-K for the year ended December 31, 1996, will be sent without charge to any shareholder of record or beneficial owner of shares of the Company's Common Stock upon receipt of a written request addressed to: Paul Weeks, II, Senior Vice President, General Counsel and Secretary, ICF Kaiser International, Inc., 9300 Lee Highway, Fairfax, Virginia 22031. Provided with the copy of the Report will be a list of the exhibits to the Report filed with the SEC by the Company. Any such exhibits will be provided to any ICF Kaiser shareholder upon payment of the cost noted next to each exhibit on the list.

                                PROXY STATEMENT

     This Proxy Statement is furnished to shareholders of ICF Kaiser International, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of the Company to be held on Friday, May 2, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The record date for determining shareholders entitled to vote at the Annual Meeting is March 5, 1997 (the "Record Date"). If you were a shareholder of record on that date, you will receive a proxy card for the shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), you hold in your own name.

     A proxy card is included with this Proxy Statement and Annual Report mailing, and your proxy is solicited by the Board of Directors of the Company. The reverse side of this proxy card shows the number of shares of Common Stock that you own in your own name. If the reverse side of this proxy card shows that you are entitled to vote shares through the ICF Kaiser International, Inc. Employee Stock Ownership Plan, Section 401(k) Plan, or Retirement Plan (the "Plan Shares"), please note the following: your proxy card must be received by the Company's stock transfer agent before the close of business on Monday, April 28, 1997, in order for you to vote your Plan Shares. Please use the enclosed postage-paid, addressed envelope to vote your Plan Shares; you must mail your proxy card in sufficient time for it to be received by the Company's stock transfer agent before the close of business on Monday, April 28, 1997. If the Company's transfer agent has not received your proxy card with your voting instructions for your Plan Shares by the close of business on April 28, 1997, your Plan Shares will be voted by the Trustee for these three Plans at the instruction of the Plan Committees, in their discretion.

     Please complete and sign the proxy card you receive and return it to the Company as soon as possible. If you change your mind after you return your proxy card, you can revoke it at any time, including at the May 2 meeting, with respect to your shares of record but not with respect to the Plan Shares.
Unless a proxy is revoked, all proxy cards that are properly executed and received at or prior to the meeting will be voted in accordance with what is written on the cards. Unless a contrary instruction is indicated in the proxy card, or if the proxy card is properly executed but the voting "boxes" are left blank, it will be voted FOR the election of directors as nominated, FOR approval of the appointment of Coopers & Lybrand L.L.P., and in the discretion of the person(s) named as the proxy if any other business properly comes before the meeting.

     The Annual Report of the Company for the year ended December 31, 1996 (including financial statements), the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card initially were mailed in a single envelope to shareholders on or about March 26, 1997. The Company has borne the cost of preparing, assembling, and mailing these items. The Company has retained Corporate Investor Communications, Inc. ("CIC") to distribute these proxy materials to brokers and to solicit proxies from banks, brokers, nominees, and institutions; CIC will be paid fees estimated not to exceed $5,000 in the aggregate. Such solicitation also may be conducted (by telephone and personal interview) by directors, officers, and employees of the Company without special compensation. The Company has made arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of proxy soliciting material to the beneficial owners of the Company's Common Stock. The Company will reimburse those brokerage firms, custodians, nominees, and fiduciaries for their expenses in connection with those activities.

============================================================================================
                 VOTING SECURITIES OF THE COMPANY AND CERTAIN SHAREHOLDINGS
============================================================================================
============================================================================================
Classes of Capital Stock                         Number of                Total Number
Outstanding as of the Record Date and     Shares Outstanding as of  of Votes per Class as of
 Entitled to Vote at the Annual Meeting       the Record Date           the Record Date
--------------------------------------------------------------------------------------------
Common Stock                                           22,418,140                22,418,140
--------------------------------------------------------------------------------------------
TOTAL                                                                             22,418,140
============================================================================================

     The Amended and Restated By-laws of the Company require that the holders of a majority in voting amount of the issued and outstanding shares of the Company entitled to vote at the Annual Meeting of Shareholders be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Assuming that such a quorum is present for the May 2, 1997, meeting, a plurality of shares voted at the meeting, in person or by proxy, will determine the election of the directors. A majority of shares voted at the meeting, in person or by proxy, will determine whether the appointment of Coopers & Lybrand L.L.P is approved. Abstentions and broker non-votes will be counted as present for the purpose of computing the quorum, but will not be counted as affirmative votes.

=======================================================================================
     Name and Address of Beneficial Owners
      of More Than 5% of Any Class of the     Amount and Nature of        Percent of
        Voting Securities of the Company     Beneficial Ownership (a)    Common Stock
=======================================================================================
Common Stock
---------------------------------------------------------------------------------------
Cowen & Company; Cowen Incorporated;             2,764,300                12.3 % of
and Joseph M. Cohen                              shares (b)             Common Stock
Financial Square
New York, NY 10005-3597
---------------------------------------------------------------------------------------
ICF Kaiser International, Inc.                   1,829,934                 8.2 % of
Employee Stock Ownership Plan                    shares (c)             Common Stock
c/o Vanguard Fiduciary Trust Company
200 Vanguard Blvd.
Malvern, PA  19355
---------------------------------------------------------------------------------------
State of Wisconsin Investment Board              2,055,200                 9.2 % of
P.O. Box 7842                                    shares (d)             Common Stock
Madison, WI  53707
=======================================================================================

(a) A person is deemed to be a beneficial owner of the Company's stock if that person has voting or investment power (or voting and investment powers) over any shares of capital stock as of March 5, 1997, or has the right to acquire such shares pursuant to options or warrants within 60 days from March 5, 1997.
(b) The information with respect to the shares of Common Stock beneficially owned by Cowen & Company, Cowen Incorporated, and Joseph M. Cohen is based on a Report on Schedule 13G, Amendment No. 1 dated February 12, 1997, which was filed with the SEC reporting share ownership information as of December 31, 1996. Mr. Cohen is an individual who may be deemed to control Cowen Incorporated.
(c) Share amount stated as of December 31, 1996. All of the shares of Common Stock held by the Employee Stock Ownership Plan ("ESOP") are allocated to individual ESOP participants' accounts and can be voted by those participants. The members of the ESOP Plan Committee are James O. Edwards, Michael K. Goldman, and Marcy A. Romm. The ESOP Plan Committee has investment power over all of the shares of Common Stock held by the ESOP. Each ESOP Plan Committee member disclaims beneficial ownership of the shares of Common Stock held by the ESOP. The individual shareholdings of Mr. Edwards are shown on page 3 of this Proxy Statement. Mr. Goldman beneficially owns 103,473 shares of Common Stock, 17,668 of which are shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. Ms. Romm beneficially owns 31,765 shares of Common Stock, 10,626 of which are shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. The ESOP Plan Committee's address is 9300 Lee Highway, Fairfax, VA 22031.
(d) The information with respect to the shares of Common Stock beneficially owned by the State of Wisconsin Investment Board is based on a Report on
     Schedule 13G, Amendment No. 5 dated January 21, 1997, which was filed with the SEC reporting share ownership information as of December 31, 1996.

===============================================================================
         Certain Beneficial Owners               Amount and       Percent of
                 as of the                       Nature of       Common Stock
         March 5, 1997 Record Date               Beneficial      (* Less than
                                               Ownership (a)         1%)
===============================================================================
(i)  Nominees for Director
-------------------------------------------------------------------------------
        Tony Coelho                             17,000 shares (b)      *
        Marc Tipermas                          263,999 shares (c)    1.2%
-------------------------------------------------------------------------------
(ii) Directors Continuing in Office
-------------------------------------------------------------------------------
        James O. Edwards                       453,137 shares (d)    2.0%
        Maynard H. Jackson                       6,000 shares (e)      *
        Thomas Jorling                           6,000 shares (f)      *
        Richard K. Nason                        58,406 shares (g)      *
        Hazel R. O'Leary                             0 shares          *
-------------------------------------------------------------------------------
(iii) Current Executive Officers Named in the Summary Compensation Table
-------------------------------------------------------------------------------
        James O. Edwards                       453,137 shares (d)    2.0%
          Chairman and Chief Executive
           Officer

        Richard K. Nason                        53,406 shares (g)      *
          Executive Vice President and
           Chief Financial Officer

        Marc Tipermas                          263,999 shares (c)    1.2%
          Executive Vice President

        David Watson                             6,250 shares (h)      *
          Executive Vice President
-------------------------------------------------------------------------------
(iv) All Directors and Current Executive
       Officers as a Group
        (14 Persons)                         1,078,080 shares (i)    4.8%
===============================================================================

(a) A person is deemed to be a beneficial owner of the Company's capital stock if that person has voting or investment power (or voting and investment powers) over any shares of capital stock as of March 5, 1997, or has the right to acquire such shares within 60 days from the March 5, 1997, Record Date. With respect to ownership of shares in the Company's Employee Stock Ownership Plan, Section 401(k) Plan, and Retirement Plan that are held in or allocated to participants' accounts, the beneficial ownership information is stated as of December 31, 1996.
(b) Mr. Coelho's share ownership includes 15,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. He also owns 2,000 other shares.
(c) Dr. Tipermas' share ownership includes 8,049 shares allocated to his ESOP account, 16,450 shares under the Retirement Plan, and 62,500 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. He also owns 177,000 other shares.
(d) Mr. Edwards' share ownership includes 2,916 shares allocated to his ESOP account, 2,536 shares allocated to his Section 401(k) Plan account, 72,652 shares under the Retirement Plan, and 75,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. Mr. Edwards also owns 300,033 other shares. Mr. Edwards is a member of the ESOP and Retirement Plan Committees; as such, he has shared investment power over 1,829,934 shares and 942,448 shares held by the ESOP and the Retirement Plan, respectively, as of December 31, 1996. Mr. Edwards disclaims beneficial ownership of the shares held in these two Plans.
(e) Mr. Jackson's share ownership includes 6,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.
(f) Mr. Jorling's share ownership includes 6,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.
(g) Mr. Nason's share ownership includes 213 shares allocated to his Employee Stock Ownership Plan account, 12,128 shares allocated to his Section 401(k) Plan account, 231 shares under the Retirement Plan, and 38,834 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. He also owns 7,000 other shares.
(h) Mr. Watson's share ownership includes 6,250 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.
(i) This total includes 32,973 shares allocated to ESOP accounts, 16,938 shares in Section 401(k) Plan accounts, 99,957 shares allocated to individuals under the Retirement Plan or held in directed investment accounts under the Retirement Plan, 285,527 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options, and 642,685 other shares.

                             ELECTION OF DIRECTORS

     The Board of Directors currently consists of the following seven directors:


                ======================================
                                        Term to Expire
                ======================================
                Tony Coelho                  1997
                --------------------------------------
                Marc Tipermas                1997
                --------------------------------------
                James O. Edwards             1998
                --------------------------------------
                Maynard H. Jackson           1998
                --------------------------------------
                Richard K. Nason             1998
                --------------------------------------
                Thomas C. Jorling            1999
                --------------------------------------
                Hazel R. O'Leary             1999
                ======================================


     Accepting the recommendation of its Nominating Committee, the Board of Directors has nominated Mr. Coelho and Dr. Tipermas for election to a three-year term ending at the Annual Meeting of Shareholders in the year 2000, and until their successors are elected and have been qualified. The Nominating Committee of the Board of Directors currently is considering other potential Board members.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

EACH FOR A THREE-YEAR TERM EXPIRING AT THE 2000 ANNUAL MEETING OF SHAREHOLDERS

     Tony Coelho, 54, has been Chairman and Chief Executive Officer of Coelho Associates, LLC, a financial consulting firm, since July 1995. He also has been Chairman and Chief Executive Officer of ETC, the Washington, D.C.-based education, training, and communications subsidiary of Tele-Communications, Inc. since October 1995. From 1989 to July 1995 he had been a Managing Director of Wertheim Schroder & Co. Incorporated, a New York-based international investment banking and securities firm; from 1990 to 1995 he also served as President and Chief Executive Officer of Wertheim Schroder Investment Services, Inc. Mr. Coelho was appointed by President Clinton to serve as Chairman of the President's Committee on Employment of People with Disabilities in 1994 and to serve as a member of the Commission on the Roles and Capabilities of the United States Intelligence Community in 1995. From 1979 to 1989, Mr. Coelho was a member of the U.S. House of Representatives from California, and from 1986 to 1989, he served as House Majority Whip. Mr. Coelho has been a director of ICF Kaiser International, Inc. since 1990. He also is a director of AutoLend Group, Inc.; Cyberonics, Inc.; International Thoroughbred Breeders, Inc.; Service Corporation International; Tanknology Environmental, Inc.; and Tele-Communications, Inc. He is a director of the National Foundation for Affordable Housing Solutions, the National Organization on Disability, the National Rehabilitation Hospital and Very Special Arts, and is an Honorary Lifetime Director of the Epilepsy Foundation of America. Mr. Coelho also serves on Fleishman-Hillard, Inc.'s International Advisory Board.

     Marc Tipermas, 49, has been Executive Vice President and Director of Corporate Development for ICF Kaiser International, Inc. since 1993. In November 1996, Dr. Tipermas accepted line responsibility for the Consulting Group and staff responsibility for governmental relations in addition to his existing responsibilities. He has held senior management positions in several of ICF Kaiser's operating subsidiaries since joining the Company in 1981. From 1977 to 1981, Dr. Tipermas was employed by the U.S. Environmental Protection Agency where he was the Director of the Superfund Policy and Program Management Office from 1980 to 1981. Prior to joining EPA, he was Assistant Professor of Political Science at the State University of New York at Buffalo from 1975 to 1977. Dr. Tipermas has been a director of ICF Kaiser International, Inc. since 1993. Dr. Tipermas graduated from the Massachusetts Institute of Technology (S.B.) and Harvard University (A.M., Ph.D.).

DIRECTORS CONTINUING IN OFFICE

TERMS EXPIRING IN 1998

     James O. Edwards, 54, has been Chairman of the Board and Chief Executive Officer of ICF Kaiser International, Inc. since 1987. He also was President of ICF Kaiser International, Inc. from 1987 to 1990. In 1974, he joined ICF Incorporated, the predecessor of ICF Kaiser International, Inc. and was its Chairman and Chief Executive Officer from 1986 until the 1987 establishment of ICF Kaiser International, Inc. Mr. Edwards graduated from Northwestern University (B.S.I.E.) and Harvard University (M.B.A., High Distinction, George
F. Baker Scholar).

     Maynard H. Jackson, 59, has been Chairman of Jackson Securities Incorporated, an investment banking firm, since 1994. Mr. Jackson returned to private business in 1994 after completing his third term as mayor of Atlanta.
He had served three terms as mayor, from 1974 to 1982 and again from 1990 to 1994. From 1982 to 1990, Mr. Jackson was a managing partner in public finance with the law firm of Chapman and Cutler; he also managed his own law firm from 1970 to 1974. Mr. Jackson is a Trustee of Morehouse College and a Trustee of FGIC Public Trust. Mr. Jackson has been a director of ICF Kaiser International, Inc. since 1995. Mr. Jackson graduated from Morehouse College (B.A.) and the School of Law at North Carolina Central University (J.D.).

     Richard K. Nason, 55, has been an Executive Vice President and the Chief Financial Officer of the Company since December 1994; he had been a Senior Vice President and the Treasurer of the Company from April to December 1994. He joined the Company as Senior Vice President - Internal Audit in June 1993. From 1991 to 1993, Mr. Nason was Executive Vice President and Chief Financial Officer for The Artery Organization, Inc., a private real estate development and management company in Bethesda, Maryland. From 1988 to 1991, Mr. Nason was Senior Vice President for Finance and Planning for Griffin Homes, a real estate development and home building company in California. Mr. Nason was Senior Vice President of Marriott Corporation and its subsidiary Host International, Inc. from 1977 to 1988. Mr. Nason has been a director of ICF Kaiser International, Inc. since 1995. Mr. Nason graduated cum laude from Washington and Jefferson College (B.A.) and the Wharton Graduate School of Finance and Commerce, University of Pennsylvania (M.B.A.).

TERM EXPIRING IN 1999

     Thomas C. Jorling, 56, has been Vice President, Environmental Affairs, of International Paper Company since 1994. Mr. Jorling joined International Paper Company in 1994 following a 28-year career that included serving for seven years as the Commissioner of the New York State Department of Environmental Conservation. Prior to that, Mr. Jorling was a professor of environmental studies at Williams College and a visiting professor at the University of California at Santa Cruz. In addition, Mr. Jorling served from 1977 to 1979 as Assistant Administrator for Water and Hazardous Material at the U.S. Environmental Protection Agency. Mr. Jorling has been a director of ICF Kaiser International, Inc. since 1995. Mr. Jorling graduated from the University of Notre Dame (B.S), Washington State University (M.S.), and Boston College (LL.B.).

     Hazel R. O'Leary, 59, has been Chairman of the firm of Hazel R. O'Leary Associates, Inc. since she left her position as Secretary of the Department of
Energy (DOE) in January 1997.   President Clinton selected Mrs. O'Leary to be
the Secretary of Energy in 1992, and she assumed her duties in January 1993. During her four year tenure as Secretary, Mrs. O'Leary effectively downsized DOE's number of employees by 25 percent and its budget by 13 percent and focused all of the DOE's activities around five areas: science and technology, national security, energy research, environmental quality, and economic productivity. Immediately before her appointment as Secretary of Energy, Mrs. O'Leary was president of the wholly owned natural gas subsidiary of Northern States Power
(NSP), a $2 billion diversified utility holding company headquartered in Minneapolis; she had been executive vice president of the holding company from
1989 to 1992.   Mrs. O'Leary has over 25 years of experience in sustainable energy policy and large project development. She has been a director of ICF Kaiser International, Inc. since March 1997. She also currently serves on the Board of Directors of Africare and The Keystone Center where she chairs the Energy Policy Group. Mrs. O'Leary graduated from Fisk University (B.A.) and Rutgers University Law School (J.D.).

INFORMATION REGARDING THE BOARD OF DIRECTORS

     The Board of Directors is responsible for the overall affairs of the Company. During the year ended December 31, 1996, the Board of Directors held four meetings. All directors attended at least 75% of the 1996 meetings of the Board of Directors and its Committees he or she was eligible to attend.

     To assist the Board of Directors in carrying out its responsibilities, the Board has delegated certain authority to several permanent committees, the membership and duties of which are as follows.


=======================================================================================================
                                 Committees of the Board of Directors
-------------------------------------------------------------------------------------------------------
                                                           Compensation       Corporate
Executive                                     Audit      & Human Resources   Development    Nominating
Committee                                   Committee        Committee        Committee     Committee
-------------------------------------------------------------------------------------------------------
Mr. Edwards,                              Mr. Jorling    Mr. Coelho,        Dr. Tipermas,  Mr. Jackson,
   Chairman                               Chairman       Chairman           Chairman       Chairman
Mr. Coelho                                Mr. Jackson    Mr. Edwards *      Mr. Jackson    Mr. Coelho
Dr. Tipermas                              Mr. Edwards *  Mr. Jorling        Mr. Jorling    Mr. Edwards
Vacancy [reserved for Outside Director]   Mr. Nason **   Mrs. O'Leary       Mrs. O'Leary
=======================================================================================================

*   Non-voting member with right to attend the Committee meetings.
** As the Company's Chief Financial Officer, Mr. Nason is a non-voting ex-officio member of the Audit Committee.

     Executive Committee.   The Executive Committee, except as limited by
Delaware law, may exercise any of the powers and perform any of the duties of the Board of Directors. It has the full authority to act on behalf of the Board of Directors. There were three meetings of the Executive Committee during 1996; it also acted by written consent in lieu of meetings of the Committee.

     Audit Committee. The Audit Committee reviews the financial statements of the Company and other financial matters with the Company's independent public accountants and, when appropriate, reviews future Company transactions with related parties that raise the possibility of a conflict of interest. All voting members of the Audit Committee are disinterested directors as required by the rules of the New York Stock Exchange on which the Company's Common Stock is traded. The Audit Committee met once in 1996.

     Compensation & Human Resources Committee. The Compensation & Human Resources Committee (a) reviews and approves (or recommends to the entire Board of Directors) the annual salary, bonus, and other benefits (direct and indirect) of the Chief Executive Officer, executive officers, and other designated members of management; (b) reviews and submits to the full Board recommendations concerning, and amendments to, new executive compensation or stock plans; (c) establishes, and periodically reviews, the Company's policies in the area of management perquisites; (d) administers the Company's employee benefit and stock plans to the extent such plans require Board of Directors involvement; (e) establishes, and periodically reviews, the Company's policies in the areas of human resources, EEO, labor relations, and diversity; and (f) determines, when appropriate, whether indemnification of officers, directors and/or employees should be provided in particular cases. The Compensation & Human Resources Committee met two times in 1996; it also acted by written consent in lieu of meetings of the Committee.

     Corporate Development Committee. The Corporate Development Committee coordinates the Corporation's marketing, technology assessment, and acquisition activities. The Corporate Development Committee did not meet or act in 1996.

     Nominating Committee. The Nominating Committee (a) develops the criteria for Board membership, (b) proposes to the Board of Directors nominees who meet the criteria for Board membership to fill vacancies on the Board of Directors as they occur, (c) applies the criteria for Board membership to incumbent directors in advance of the time when a director would otherwise be expected to be nominated for re-election, (d) subject to compliance with state law, recommends removal of directors in those unusual circumstances where removal may be warranted prior to expiration of a director's term of office, and (e) considers and recommends to the Board of Directors the types, functions, and membership of Board committees. The Nominating Committee will consider candidates for director recommended by shareholders, if the recommendations are submitted in writing to the Secretary of the Corporation. The procedures and time periods for submitting such recommendations are explained on page 20 of this Proxy Statement. In 1996, the Nominating Committee acted at one meeting of the entire Board.

Compensation of Directors

     During 1996 Directors who were not employees of the Company ("Non-employee Directors") were paid $1,000 for attendance at each meeting of the Board of Directors and $750 for attendance at each meeting of a committee of the Board of Directors of which the director was a member. In addition, each Non-employee Director received an annual retainer of $20,000, payable in advance in quarterly installments, and each was reimbursed for his or her expenses incurred in connection with his or her Board service. Directors of the Company who also were employees of the Company were not compensated separately for their service as directors.

     During 1996, the Non-employee Directors of the Board also were granted options under the ICF Kaiser International, Inc. Non-employee Directors Stock Option Plan. That Plan provides that each Non-employee Director of the Company was entitled to receive a five-year option to purchase 3,000 shares of Common Stock on the day he or she commenced his or her initial term of service as a director. In addition, each Non-employee Director elected at or continuing in office following the Company's Annual Meeting of Shareholders was entitled to receive an option to purchase 3,000 shares of Common Stock on the date of the meeting in each calendar year after the year in which the Non-employee Director received his or her initial option grant. The purchase price of each share of Common Stock subject to an option granted under this Plan was the fair market value of the Common Stock on the date the option was granted. Each option became fully exercisable at the close of business on the next business day following the date on which the option was granted. Options are not assignable or transferable other than by will or by the laws of descent and distribution. Options are exercisable during an optionee's lifetime only by the optionee or his or her guardian. The Plan was amended on February 28, 1997, to suspend the granting of options for so long as Phantom Stock Awards are made under the new Plan discussed below.

Compensation of Directors effective March 1, 1997

     Non-employee Directors will continue to be paid $1,000 for attendance at each meeting of the Board of Directors; they will be paid $1,000 for attendance at each meeting of a committee of the Board of Directors of which the director is a member. In addition, each Non-employee Director will continue to receive an annual retainer of $20,000, payable in advance in quarterly installments, and will continue to be reimbursed for his or her expenses incurred in connection with his or her Board service. Directors of the Company who are employees of the Company will not be compensated separately for their service as directors.

     On February 28, 1997, the Board of Directors adopted the ICF Kaiser International, Inc. Non-employee Directors Compensation and Phantom Stock Plan, which provides for the cash compensation discussed in the preceding paragraph. In addition, in lieu of option grants under the Non-employee Directors Stock Option Plan, each Non-employee Director of the Company will be granted a Phantom Stock Award ("PSA") equal to $20,000 worth of Common Stock on the date of grant; the date of grant will be the date of the annual board meeting which occurs immediately following the conclusion of the Annual Meeting of Shareholders. Three years after the PSA grant, the Company will pay each Non-employee Director in cash the value of the shares to which the PSA relates. The number of shares of Common Stock to which the PSA relates will be determined using the average closing prices of the Common Stock for the twenty trading days immediately prior to the date of grant. The same method will be used to determine the value of the phantom stock as of the date of the cash payout.

                   COMPENSATION & HUMAN RESOURCES COMMITTEE
                     INTERLOCKS AND INSIDER PARTICIPATION

     The Non-employee Directors of the Company who are voting members of the Compensation & Human Resources Committee are Tony Coelho (Chairman) and Thomas
C. Jorling. Gian Andrea Botta also was a voting member of the Committee until his resignation as a director upon the Company's repurchase of its Series 2D Senior Preferred Stock on December 30, 1996. The full Board of Directors has designated an employee director of the Company, James O. Edwards (the Chairman and Chief Executive Officer of the Company) as an ex-officio, non-voting member of the Committee. SEC rules require that whenever there is insider or employee participation in compensation decisions, certain disclosures must accompany the identification of the participating insiders. The following paragraphs provide the required disclosures with respect to Mr. Botta and Mr. Edwards; all transactions with Mr. Botta and Mr. Edwards were on market terms, including then-current market interest rates.

     Gian Andrea Botta.   Mr. Botta resigned as a director effective December
30, 1996. Mr. Botta is the President of EXOR America, Inc., which was the holder of the Company's Series 2D Senior Preferred Stock. The Company repurchased the Series 2D Senior Preferred Stock on December 30, 1996, for its mandatory $20 million redemption price, plus accrued and unpaid dividends. EXOR America, Inc. is an affiliate of the former holder of the Company's Series 2D Warrants; the Company repurchased these Warrants on December 30, 1996, for a nominal price.

     James O. Edwards.   As part of his employment agreement with the Company,
Mr. Edwards' outstanding indebtedness to the Company on December 31, 1994, was restructured. Mr. Edwards had been indebted to the Company under promissory notes dated January 14, 1991, September 22, 1991, and January 24, 1992, in the respective principal amounts (and per annum interest rates) of $622,740 (at 9%), $50,000 (at 9%), and $150,000 (at 8%) (collectively, the "Predecessor Notes"); at that time, the accrued interest on the Predecessor Notes totaled $205,326.27. All of these loans had been provided to Mr. Edwards pursuant to his previous compensation agreement with the Company in return for agreements restricting his ability to sell his stock, were secured by a pledge of 130,665 shares of ICF Kaiser Common Stock (the "Pledged Shares"), and were non-recourse to Mr. Edwards. Mr. Edwards signed an amended and restated promissory note in the amount of $1,028,066.27 dated December 31, 1994, which is a continuation of the Predecessor Notes, bears interest at 6.34% per annum, is secured by the Pledged Shares, is non-recourse to Mr. Edwards, and is due on December 31, 1997 (with accrued interest from December 31, 1994). The largest aggregate amount of Mr. Edwards' indebtedness to the Company outstanding at any time since January 1, 1996, was $1,028,066.27, plus accrued interest on such sum since December 31, 1994; this also is the outstanding balance as of the March 5, 1997, Record Date. It is the Company's intention to retire the debt when the value of the collateral reaches the amount owed. Executive compensation paid to Mr. Edwards during the past three fiscal periods is described beginning on page 10 of this Proxy Statement.


                  CERTAIN TRANSACTIONS WITH CERTAIN DIRECTORS

     The Company's transactions with Mr. Botta and Mr. Edwards are described in the immediately preceding section of this Proxy Statement.

     The Company's employment agreements with Mr. Edwards and Dr. Tipermas are described on pages 14 and 14-15, respectively, of this Proxy Statement.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The SEC requires the Company to tell its shareholders when certain persons fail to report their transactions in the Company's equity securities to the SEC on a timely basis. Based solely upon a review of SEC Forms 3, 4, and 5, and based on representations that no Forms 3, 4, and 5 other than those already filed were required to be filed, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors, and beneficial owners of more than 10% of its equity securities were timely met.


         APPROVAL OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Unless otherwise indicated on any proxy, it is intended that shares represented by proxies at the Annual Meeting of Shareholders will be voted in favor of the appointment of Coopers & Lybrand L.L.P. as independent public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1997. The Board of Directors has recommended the appointment of Coopers & Lybrand L.L.P., which has acted as the independent public accountants of the Company since fiscal year 1989.

     The Company expects that representatives of Coopers & Lybrand L.L.P. will be present at the meeting and will be available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

                            EXECUTIVE COMPENSATION

     The following table shows the compensation received by the Chief Executive Officer ("CEO") and the other most highly compensated executive officers of the Company (the "Named Executive Officers") for the three fiscal periods ended December 31, 1996. Because of the Company's fiscal year-end change, the fiscal period that ended December 31, 1995, is only a ten-month period.

================================================================================================================================
                                                  SUMMARY COMPENSATION TABLE
================================================================================================================================
                               Annual Compensation                                Long-term Compensation Awards
--------------------------------------------------------------------------------------------------------------------------------

   (a)       (b)       (c)             (d)                (e)           (f)                    (g)                     (i)
-----------------
 Name, Principal     Salary           Bonus          Other Annual    Restricted       Securities Underlying         All Other
  Position, and        ($)             ($)           Compensation      Stock             Options/SARs (#)         Compensation
Fiscal Period                          (1)              ($) (2)     Award(s) ($)                                        (3)
--------------------------------------------------------------------------------------------------------------------------------
James O. Edwards, Chairman and CEO (4)
--------------------------------------------------------------------------------------------------------------------------------
Fiscal 1996         $350,000              $175,000             (2)            0                               0       $  3,606
--------------------------------------------------------------------------------------------------------------------------------
Ten-month 1995      $295,673              $167,500             (2)            0                               0       $111,938
--------------------------------------------------------------------------------------------------------------------------------
Fiscal 1995         $324,519                     0             (2)            0   53,000 new options                  $113,166
                                                                                  97,000 repriced options
--------------------------------------------------------------------------------------------------------------------------------
Stephen W. Kahane, Executive Vice President (5)
--------------------------------------------------------------------------------------------------------------------------------
Fiscal 1996         $272,130                     0             (2)            0                               0       $  3,721
--------------------------------------------------------------------------------------------------------------------------------
Ten-month 1995      $219,808                     0             (2)            0                               0       $ 12,235
--------------------------------------------------------------------------------------------------------------------------------
Fiscal 1995         $249,423              $ 60,000             (2)            0   66,666 new options                  $ 13,136
                                                                                  33,334 repriced options
--------------------------------------------------------------------------------------------------------------------------------
Richard K. Nason, Executive Vice President and Chief Financial Officer (6)
--------------------------------------------------------------------------------------------------------------------------------
Fiscal 1996         $245,205              $ 25,000             (2)                           50,000 new options       $  4,679
--------------------------------------------------------------------------------------------------------------------------------
Ten-month 1995      $190,865              $ 25,000             (2)                                            0       $ 12,558
--------------------------------------------------------------------------------------------------------------------------------
Fiscal 1995         $100,077                     0             (2)            0              52,000 new options       $ 13,341
--------------------------------------------------------------------------------------------------------------------------------
Marc Tipermas, Executive Vice President (7)
--------------------------------------------------------------------------------------------------------------------------------
Fiscal 1996         $293,285                    (1)            (2)            0                               0       $  4,308
--------------------------------------------------------------------------------------------------------------------------------
Ten-month 1995      $248,942              $110,000             (2)            0                               0       $ 11,788
--------------------------------------------------------------------------------------------------------------------------------
Fiscal 1995         $274,423              $ 45,000             (2)            0   74,463 new options                  $ 12,878
                                                                                     50,537 repriced options
--------------------------------------------------------------------------------------------------------------------------------
David Watson, Executive Vice President (8)
--------------------------------------------------------------------------------------------------------------------------------
Fiscal 1996         $227,899              $ 25,000    $  8,376 (2)            0                               0       $ 20,082
--------------------------------------------------------------------------------------------------------------------------------
Ten-month 1995      $ 25,962                     0             (2)            0              25,000 new options       $ 15,742
--------------------------------------------------------------------------------------------------------------------------------
Alvin S. Rapp, Former Executive Vice President (9)
--------------------------------------------------------------------------------------------------------------------------------
Fiscal 1996         $298,092                     0             (2)            0                               0       $  4,693
--------------------------------------------------------------------------------------------------------------------------------
Ten-month 1995      $245,096              $ 50,000             (2)            0                               0       $ 11,608
--------------------------------------------------------------------------------------------------------------------------------
Fiscal 1995         $274,519              $150,000    $200,022 (2)            0                               0       $278,702
================================================================================================================================

(1) Other than (a) cash bonus amounts paid during 1996, (b) the cash bonus amount paid to the CEO, and (c) the minimum cash bonus amount guaranteed to Mr. Watson, the amount of cash bonus usually awarded at fiscal year-end to the Named Executive Officers had not been calculated as of February 15, 1997. Any such year-end cash bonus (or additional cash bonus, if any) paid to a Named Executive Officer will be disclosed in the Proxy Statement for the 1998 Annual Meeting of Shareholders if that Named Executive Officer is the CEO or one of the other four most highly compensated executive officers in 1997.

(2) Any amounts shown in the "Other Annual Compensation" column do not include any perquisites or other personal benefits because the aggregate amount of such compensation for each of the Named Executive Officers did not exceed the lesser of (i) $50,000 or (ii) 10% of the combined salary and bonus for the Named Executive Officer for the stated fiscal period.

(3) The Company's 1996 contributions to the Named Executive Officers pursuant to the Company's Retirement Plan will not be determined or made until September 1997. The Company will disclose these contributions for the Named Executive Officers in the Proxy Statement for the 1998 Annual Meeting of Shareholders if the Named Executive Officer is the CEO or one of the other four most highly compensated executive officers in 1997.

(4) The amounts shown in column (i) of the table for Mr. Edwards comprise the following:


            Fiscal 1996         $    2,731      Company match under the
                                                Company's Section 401(k) Plan
                                $      875      Imputed income for Company-paid
                                                life insurance
            Ten-month 1995      $  100,000      Special cash payment under
                                                December 1990 compensation
                                                agreement
                                $    9,552      Company Retirement Plan
                                                contribution made in September
                                                1996
                                $    1,666      Company match under the
                                                Company's Section 401(k) Plan
                                $      720      Imputed income for Company-paid
                                                life insurance
            Fiscal 1995         $  100,000      Special cash payment under
                                                December 1990 compensation
                                                agreement
                                $    9,576      Company Retirement Plan
                                                contribution made in November
                                                1995
                                $    2,726      Company match under the
                                                Company's Section 401(k) Plan
                                $      864      Imputed income on Company-paid
                                                life insurance

(5) In January 1997, Dr. Kahane left the employ of the Company. The amounts shown in column (i) of the table for Dr. Kahane comprise the following:


           Fiscal 1996          $    3,192      Company match under the
                                                Company's Section 401(k) Plan
                                $      529      Imputed income for Company-paid
                                                life insurance
           Ten-month 1995       $    9,552      Company Retirement Plan
                                                contribution made in September
                                                1996
                                $    2,248      Company match under the
                                                Company's Section 401(k) Plan
                                $      435      Imputed income for Company-paid
                                                life insurance
           Fiscal 1995          $    9,576      Company Retirement Plan
                                                contribution made in November
                                                1995
                                $    3,254      Company match under the
                                                Company's Section 401(k) Plan
                                $      306      Imputed income for Company-paid
                                                life insurance

(6) Mr. Nason became an executive officer of the Company in December 1994; he became an employee of the Company in 1993. The amounts shown in column (i) of the table for Mr. Nason comprise the following:

           Fiscal 1996          $    3,173      Company match under the
                                                Company's Section 401(k) Plan
                                $    1,506      Imputed income for Company-paid
                                                life insurance
           Ten-month 1995       $    9,552      Company Retirement Plan
                                                contribution made in September
                                                1996
                                $    2,392      Company match under the
                                                Company's Section 401(k) Plan
                                $      614      Imputed income for Company-paid
                                                life insurance
           Fiscal 1995          $    9,576      Company Retirement Plan
                                                contribution made in November
                                                1995
                                $    3,121      Company match under the
                                                Company's Section 401(k) Plan
                                $      644      Imputed income for Company-paid
                                                life insurance

(7) The amounts shown in column (i) of the table for Dr. Tipermas comprise the following:


           Fiscal 1996          $    3,202      Company match under the
                                                Company's Section 401(k) Plan
                                $      706      Imputed income for Company-paid
                                                life insurance
                                $      400      Spouse travel
           Ten-month 1995       $    9,552      Company Retirement Plan
                                                contribution made in September
                                                1996
                                $    2,236      Company match under the
                                                Company's Section 401(k) Plan
           Fiscal 1995          $    9,576      Company Retirement Plan
                                                contribution made in November
                                                1995
                                $    3,302      Company match under the
                                                Company's Section 401(k) Plan

(8) Mr. Watson became an executive officer of the Company in December 1995. The amount shown in column (e) for 1996 was an amount reimbursed for the payment of taxes. The amounts shown in column (i) of the table for Mr. Watson comprise the following:


           Fiscal 1996          $    3,192      Company match under the
                                                Company's Section 401(k) Plan
                                $      908      Imputed income for Company-paid
                                                life insurance
                                $   15,982      Reimbursed relocation expense
           Ten-month 1995       $   15,000      Signing bonus
                                $      670      Reimbursed relocation expense
                                $       72      Imputed income for Company-paid
                                                life insurance

(9) Effective December 13, 1996, Mr. Rapp no longer was an executive officer of the Company; he left the employ of the Company in January 1997. Because Mr. Rapp's 1996 salary exceeded or equaled the salary and bonus paid to the current Named Executive Officers (other than the CEO), the SEC requires that Mr. Rapp be included on the Summary Compensation Table. The amount shown in column (e) for fiscal year 1995 was an amount reimbursed for the payment of taxes. The amounts shown in column (i) of the table for Mr. Rapp comprise the following:


           Fiscal 1996          $    3,193      Company match under the
                                                Company's Section 401(k) Plan
                                $    1,500      Imputed income for Company-paid
                                                life insurance
           Ten-month 1995       $    9,552      Company Retirement Plan
                                                contribution made in September
                                                1996
                                $    1,778      Company match under the
                                                Company's Section 401(k) Plan
                                $      278      Imputed income for Company-paid
                                                life insurance
           Fiscal 1995          $    9,576      Company Retirement Plan
                                                contribution made in November
                                                1995
                                $    2,353      Company match under the
                                                Company's Section 401(k) Plan
                                $      519      Imputed income for Company-paid
                                                life insurance
                                $      880      Reimbursed accounting expenses
                                                associated with tax
                                                considerations for Mr. Rapp's
                                                employment arrangement
                                $   46,219      Reimbursed expenses associated
                                                with relocation from California
                                                to Virginia
                                $  219,155      Forgiveness of interest-free
                                                loans made to facilitate the
                                                sale of Mr. Rapp's California
                                                residence and his purchase of a
                                                Virginia residence (includes
                                                imputed interest amounts)

==================================================================================================================================
                                               OPTION/SAR GRANTS IN LAST FISCAL YEAR
==================================================================================================================================
                                                   Individual Grants                                            Grant Date Value
----------------------------------------------------------------------------------------------------------------------------------
(a)                                  (b)                    (c)                  (d)                 (e)                 (f)
Name                              Number of              % of Total         Exercise Price        Expiration         Grant Date
                                  Securities            Options/SARs            ($/Sh)               Date          Present Value $
                                  Underlying             Granted to
                                 Options/SARs       Employees in Fiscal
                                 Granted (#)                Year
----------------------------------------------------------------------------------------------------------------------------------
James O. Edwards                         0                         0               n/a                  n/a               n/a
----------------------------------------------------------------------------------------------------------------------------------
Stephen W. Kahane                        0                         0                n/a                  n/a               n/a
----------------------------------------------------------------------------------------------------------------------------------
Richard K. Nason                    50,000                      36.2%          $   3.79     February 1, 2001        $103,907 *
----------------------------------------------------------------------------------------------------------------------------------
Marc Tipermas                            0                         0                n/a                  n/a               n/a
----------------------------------------------------------------------------------------------------------------------------------
David Watson                             0                         0                n/a                  n/a               n/a
----------------------------------------------------------------------------------------------------------------------------------
Alvin S. Rapp                            0                         0                n/a                  n/a               n/a
==================================================================================================================================

*    Grant date present value is determined using the Black-Scholes Model.
Since the Model makes assumptions about future variables, the actual value of the options may be greater or less than the values stated in the table. The calculations from which the above values were derived assume no dividend yield, volatility of approximately 63.4%, exercise at or near the expiration date, and a risk-free rate of return of 5.8% based on the U.S. Treasury bill rate for five-year maturities on the date of grant. No downward adjustments were made to the grant date option values stated in the table to account for potential forfeiture or the nontransferable nature of these options.

==================================================================================================================================

                                        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                                   AND FY-END OPTION/SAR VALUES
==================================================================================================================================
            (a)                (b)                    (c)                       (d)                               (e)
                              Shares Acquired   Value Realized    Number of Securities Underlying         Value of Unexercised
           Name               on Exercise (#)         ($)           Unexercised Options/SARs at        In-the-Money Options/SARs
                                                                            12/31/96 (#)                    at 12/31/96 ($)
                                                                     Exercisable/Unexercisable       Exercisable/Unexercisable (*)
-----------------------------------------------------------------------------------------------------------------------------------

James O. Edwards                             0               0                       75,000/75,000                 *
----------------------------------------------------------------------------------------------------------------------------------
Stephen W. Kahane                            0               0                       50,000/50,000                 *
----------------------------------------------------------------------------------------------------------------------------------
Richard K. Nason                             0               0                       38,834/63,166                 *
----------------------------------------------------------------------------------------------------------------------------------
Marc Tipermas                                0               0                       62,500/62,500                 *
----------------------------------------------------------------------------------------------------------------------------------
David Watson                                 0               0                        6,250/18,750                 *
----------------------------------------------------------------------------------------------------------------------------------
Alvin S. Rapp                                0               0                            60,000/0                 *
==================================================================================================================================

*    None of the options is in-the-money as of December 31, 1996.

SENIOR EXECUTIVE OFFICERS SEVERANCE PLAN

     In April 1994, the then-named Compensation Committee of the Board of Directors approved the adoption of the Company's Senior Executive Officers Severance Plan (the "SEOSP"). In December 1994, the SEOSP was amended to clarify (a) that once an officer becomes a participant in the SEOSP, he or she will continue to be eligible for SEOSP benefits throughout his or her employment by the Company, and (b) that the SEOSP is intended to set a minimum severance benefit for the participant. If a participant is entitled to a greater benefit under his or her employment agreement with the Company, then such arrangement prevails over the lower SEOSP benefit.

     The eligible participants in the SEOSP are the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, the General Counsel, the Senior Vice President and Director of Human Resources, and any Executive Vice President and other officers of rank equivalent to Executive Vice President as designated by the Compensation & Human Resources Committee. As of the March 5, 1997, Record Date, there are seven persons whose severance payments are governed by the SEOSP.

     A participant is eligible to receive severance payments if the Company terminates his or her employment without "cause" or if the participant terminates his or her employment for "good reason." "Cause" and "good reason" are defined in the SEOSP. Severance benefits equal to three months of average salary will be paid if the participant's length of employment is three years or less; severance benefits equal to one month of average salary for each year of service (up to a maximum of 18 months) will be paid if a participant's length of employment is four or more years. Average salary is defined in the SEOSP as the participant's average monthly gross salary excluding all bonus for the six months prior to employment termination. Severance benefits may be paid under the SEOSP in two installments or, with the approval of the Compensation & Human Resources Committee, in a lump sum. The SEOSP provides that severance pay will not be considered compensation for purposes of the Retirement Plan or the
Section 401(k) Plan; severance pay will not increase Years of Service for those Plans' purposes. As of the March 5, 1997, Record Date, no severance benefits have been paid under the Plan.

              AGREEMENTS AND TRANSACTIONS WITH EXECUTIVE OFFICERS
                    NAMED IN THE SUMMARY COMPENSATION TABLE
                       (THREE OF WHOM ALSO ARE DIRECTORS)


     James O. Edwards.   Effective December 31, 1994, the Company entered into a
three-year employment agreement with Mr. Edwards for his services as Chairman and Chief Executive Officer of the Company. In addition to delineating Mr. Edwards' areas of responsibility and reporting line, the agreement provides for: a base annual salary of $350,000 per year beginning on March 1, 1995 (with increases for periods after March 1, 1995, to be determined by the Compensation & Human Resources Committee of the Company's Board of Directors); annual bonus compensation to be determined by such Committee; severance payments as provided under the Company's Senior Executive Officers Severance Plan; eligibility under the Company's employee benefit plans; cancellation of 97,000 existing options (89,000 of which were vested) to purchase the Company's Common Stock at exercise prices ranging from $9.51 to $16.23; the grant of 150,000 options (expiring on November 15, 1999, and vesting in 37,500 increments over four years beginning May 15, 1995) at fair market value on the date of grant ($2.51 on September 1,
1994); and a one-year non-competition period following voluntary or "for cause" employment termination. As described on pages 17-19 of this Proxy Statement, Mr. Edwards is eligible to participate in the Incentive Compensation Plan for Senior Executives and in the Long-Term Incentive Plan.

     As part of his employment agreement with the Company, Mr. Edwards' outstanding indebtedness to the Company on December 31, 1994, was restructured. The terms of this restructing are described under the caption "Compensation & Human Resources Committee Interlocks and Insider Participation" on page 8 of this Proxy Statement.

     Stephen W. Kahane.   On December 31, 1996, Dr. Kahane was an executive
officer of the Company; in January 1997, Dr. Kahane left the employ of the Company. Effective March 1, 1994, the Company entered into a three-year employment agreement with Dr. Kahane for his services as an Executive Vice President and as a Group President. In addition to delineating Dr. Kahane's areas of responsibility and reporting line, the agreement provided for: a minimum base salary of $260,000 in fiscal year 1996 and $275,000 in fiscal year 1997; annual bonus compensation to be determined by the Compensation & Human Resources Committee of the Company's Board of Directors (in amounts specified in the agreement and with minimum cash bonuses); severance payments as provided under the Company's Senior Executive Officers Severance Plan; eligibility under the Company's employee benefit plans; cancellation of 40,000 existing options to purchase the Company's Common Stock at exercise prices ranging from $8.25 to $9.51; the grant of 100,000 options (vesting in 25,000 increments over four years and expiring on November 15, 1999) at fair market value on the date of grant ($3.48 on April 4, 1994); and a one-year non-competition period following voluntary or "for cause" employment termination.

     Richard K. Nason. Effective December 6, 1996, the Company entered into an employment arrangement with Mr. Nason for his continued services as Executive Vice President and Chief Financial Officer. In addition to delineating Mr. Nason's areas of responsibility and reporting line, the arrangement provides for: a minimum $25,000 cash bonus for 1996; the possibility of additional bonus to be paid in March 1997 and/or at the end of 1997; the opportunity for another comparable position with the Company at a annual salary of at least $200,000 should the Company change its Chief Financial Officer; and a severance payment and option vesting should Mr. Nason leave the Company. Under the arrangement, Mr. Nason agreed to purchase an additional 5,000 shares of the Company's Common Stock on the open market and agreed to resign as a director if he left his Chief Financial Officer position.

     Marc Tipermas.   Effective March 1, 1994, the Company entered into a three-
year employment agreement with Dr. Tipermas for his services as Executive Vice President and Director of Corporate Development of the Company. Dr. Tipermas also is a director of the Company. In addition to delineating Dr. Tipermas' areas of responsibility and reporting line, the agreement provides for: a minimum base salary of $290,000 in fiscal year 1996 and $300,000 in fiscal year 1997; annual bonus compensation to be determined by the Compensation & Human

Resources Committee of the Company's Board of Directors; severance payments as provided under the Company's Senior Executive Officers Severance Plan; eligibility under the Company's employee benefit plans; cancellation of 60,000 existing options to purchase the Company's Common Stock at exercise prices ranging from $8.25 to $9.51; the grant of 125,000 options (vesting in 31,250 increments over four years and expiring on November 15, 1999) at fair market value on the date of grant ($3.48 on April 4, 1994); and a one-year non-competition period following voluntary or "for cause" employment termination.

     David Watson. Effective December 1, 1996, the Company entered into an amended three-year employment agreement with Mr. Watson for his continued services as Executive Vice President and President of the Company's Engineering & Constructors Group. In addition to delineating Mr. Watson's areas of responsibility and reporting line, the arrangement provides for: a base annual salary of $275,000; a cash bonus in the range of $25,000 to $100,000 for calendar 1996; annual bonus compensation to be determined by the Compensation & Human Resources Committee of the Company's Board of Directors in accordance with the senior officer's bonus plan; repayment of relocation expenses; severance payments equal to annual base salary; eligibility under the Company's employee benefit plans; the grant of 75,000 options (vesting in 18,750 increments over four years and expiring on January 24, 2002) at fair market value on the date of grant ($2.23 on January 24, 1997); and a one-year non-competition period following voluntary or "for cause" employment termination.

     Alvin S. Rapp.   Effective December 13, 1996, Mr. Rapp no longer was an
executive officer of the Company. In November 1993, the Company entered into an employment agreement with Mr. Rapp for his services as an Executive Vice President and as Group President of the Company's Engineers Group. In addition to delineating Mr. Rapp's areas of responsibility and reporting line, the agreement provided for his salary, bonuses, options, other employee benefits, and interest-free loans to facilitate the sale of Mr. Rapp's California residence and the purchase of a new residence near the Company's Virginia headquarters. Two of these loans were forgiven in fiscal year 1995 under the terms of the employment agreement because the proceeds from the sale of Mr. Rapp's California residence were less than anticipated. The third loan (dated January 20, 1994) had a balance of $300,000; was secured by Mr. Rapp's Virginia residence; and was due and payable in full on the earliest to occur of (a) January 20, 1999, (b) termination of Mr. Rapp's employment by the Company, (c) provision of reasonably satisfactory substitute collateral, or (d) the occurrence of a defined event of default. The largest aggregate amount of Mr. Rapp's indebtedness to the Company outstanding at any time from January 1, 1996, to December 31, 1996, was $300,000. When Mr. Rapp left the employ of the Company in January 1997, he was paid a severance amount in the form of cash and loan forgiveness as provided for in his employment agreement.


          AGREEMENTS AND TRANSACTIONS WITH OTHER  EXECUTIVE OFFICERS

     Michael K. Goldman. Effective February 28, 1994, the Company and Mr. Goldman agreed to terminate Mr. Goldman's Amended Executive and Compensation Agreements originally signed in December 1990. Effective March 1, 1994, the Company and Mr. Goldman entered into an employment arrangement under which Mr. Goldman serves as an employee of the Company at a specified annual salary and was designated, with certain specified restrictions, as a participant in the Senior Executive Officers Severance Plan. In addition, all then-unvested options previously granted to Mr. Goldman vested as of March 1, 1994. The Company and Mr. Goldman also agreed to amend the terms of Mr. Goldman's outstanding loan with the Company as follows: the principal is due upon demand by the Company but no later than February 28, 1999; interest from May 16, 1994, accrues on the outstanding principal at 6% per annum; and payment of interest is deferred until such time as the principal is due. No interest accrues or is payable on such deferred interest. Mr. Goldman's loan is secured by 33,134 shares of the Company's Common Stock and is non-recourse to Mr. Goldman. The Company and Mr. Goldman agreed that if the value of the pledged stock is less than the then-outstanding amount of principal and interest at the time of loan repayment demand (or February 28, 1999, at the latest), then the Company will retire the principal and interest by considering the pledged shares to have been sold back to the Company (within the constraints set forth in the Company's debt and equity instruments). The outstanding balance as of the March 5, 1997, Record Date was $191,647.00, plus accrued interest; this also is the largest aggregate amount of

Mr. Goldman's indebtedness to the Company outstanding at any time since January 1, 1996. Mr. Goldman has made all required payments in a timely fashion.

===============================================================================
                            STOCK PERFORMANCE GRAPH
===============================================================================

===============================================================================










                              GRAPH APPEARS HERE










===============================================================================

     The above graph plots cumulative shareholder returns on a $100 investment in ICF Kaiser International, Inc. Common Stock for the past five years. The S&P 500 Index and an environmental index are shown for comparison and include reinvestment of dividends where applicable. The environmental index includes the following eight companies: Harding Associates, Incorporated; International Technologies Corporation; EA Engineering, Science, and Technology, Inc.; Jacobs Engineering; EMCON; OHM Corporation; TRC Companies; and Roy F. Weston, Inc.
This is the same index used by the Company in its 1996 Proxy Statement.

=====================================================================================================================
                                            Cumulative Shareholder Return
 --------------------------------------------------------------------------------------------------------------------
                                                                        Last trading date in
                                            -------------------------------------------------------------------------
                                                Fiscal      Fiscal      Fiscal      Fiscal     Ten-month      Fiscal
                                                 1992        1993        1994        1995         1995         1996
                                              (2/28/92)   (2/26/93)   (2/28/94)   (2/28/95)   (12/29/95)   (12/31/96)
---------------------------------------------------------------------------------------------------------------------
ICF Kaiser International, Inc.               $     100   $  105.36   $   69.64   $   44.64   $    60.71   $    26.79
---------------------------------------------------------------------------------------------------------------------
S&P 500                                      $     100   $  107.62   $  118.46   $  120.03   $   165.13   $   203.05
---------------------------------------------------------------------------------------------------------------------
Peer Group Only                              $     100   $   88.06   $   77.83   $   59.13   $    66.26   $    61.95
=====================================================================================================================

   COMPENSATION & HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Powers of the Compensation & Human Resources Committee

     The Board of Directors has delegated certain of its powers to its Compensation & Human Resources Committee (the "Committee"). On behalf of the Board, the Committee reviews the annual salary, bonuses, and other benefits (direct and indirect) paid to the CEO and those persons designated as executive officers under SEC rules and regulations. The Committee reviews employment agreements and other employment-related arrangements (both proposed and existing) with persons who are or will become executive officers. During the year ended December 31, 1996, the Committee reviewed and approved all stock options granted to executive officers under the Stock Incentive Plan. The Committee has delegated to the CEO the authority under that Plan to grant options to Plan participants who are not executive officers.

     On behalf of the Board, the Committee administers or will administer the Company's Stock Incentive Plan, the Employee Stock Purchase Plan, the Section 401(k) Plan, the Retirement Plan, the Non-employee Directors Stock Option Plan, the Non-employee Directors Compensation and Phantom Stock Plan, the Senior Executive Officers' Severance Plan, and all welfare benefit plans to the extent such plans require the involvement of the Board of Directors. The Committee has authority to determine whether indemnification of officers, directors, and/or employees should be provided in specific cases. The Committee has the power to establish, and then periodically review, the Company's policies in the area of management perquisites, with the full Board of Directors having final decision-making authority with respect to perquisites for executive officers and other members of senior management. Beginning in 1997, the Committee will periodically review the Company's policies in the areas of human resources, EEO, labor relations, and diversity.

The Company's Executive Compensation Philosophy

     The Company's executive compensation philosophy has not changed significantly since fiscal year 1993. Based on compensation data provided to it by an independent compensation consulting firm regarding positions of similar content in the industrial sector, the Company developed its compensation philosophy: (a) to provide levels of total direct compensation (including compensation for the CEO) at approximately the 50th percentile to 25% above the 50th percentile of total direct compensation paid to comparable employees by other companies and (b) to reward performance (including performance by the CEO) based on the individuals' initiative, achievements, and contributions to overall corporate performance during the fiscal year ("long-term incentive compensation"). The Company does not grant significant perquisites to its employees, officers, or executive officers.

     The key elements of the Company's long-term incentive compensation program are cash bonuses, stock options, and restricted stock. The program is divided into three parts: (i) the Incentive Compensation Plan for Senior Executives ("IC Plan") which was adopted by the Committee at a meeting held on January 24, 1997, and which applies to awards made for service in 1997 and later years; (ii) the Long-Term Incentive Plan ("LTI Plan") for all senior management personnel, including Senior Executives, which was adopted by the Committee in 1995 and is a part of the Company's Stock Incentive Plan; and (iii) the general provisions of the Company's Stock Incentive Plan, which was adopted in 1987 and applies to all key employees of the Company ("Participants"). The Company also has a cash bonus plan under which discretionary bonuses can be awarded based on performance during the year to all employees, including vice presidents and above.

     The IC Plan defines Senior Executive as the CEO, his four direct reports (Chief Operating Officer, the Executive Vice President and Director of Corporate Development, the Executive Vice President and Chief Administrative Officer, and the Executive Vice President and Chief Financial Officer), and the Company's three Group Presidents. Incentive compensation can be paid in cash to the CEO and his four direct reports from a

"Corporate Pool," the value of which is determined solely by the annual earnings-per-share ("EPS") performance of the Company. The EPS numbers must be net of the bonus paid under the IC Plan and net of the value of any cash or restricted stock awarded under the LTI Plan; the final accounting for the Corporate Pool may be adjusted by the Committee for any one-time voluntary capital transaction, either positive or negative. Incentive compensation can be paid to the three Group Presidents in cash from the Corporate Pool and in cash and/or restricted stock from the "Group Pool," the value of which is determined by the net contribution to earnings made by the respective groups. The net contribution amounts will be determined net of cash bonuses paid and net of the value of any restricted stock awarded under the IC Plan.

     Under the LTI Plan , the Committee has the discretion to grant non-statutory options and/or restricted stock to senior management personnel, including the Senior Executives. In January 1997 the Committee determined that beginning with the awards for service during calendar 1997, it will make grants of restricted stock rather than options grants under the LTI. All grants are based on EPS targets determined by the Committee on an annual basis and, with respect to restricted stock grants, will contain terms not inconsistent with the terms of the Company's Stock Incentive Plan.

     The Committee has the discretion under the Stock Incentive Plan to grant statutory options, non-statutory options, stock appreciation rights, restricted shares, and restricted stock units to Participants under this Plan; all Senior Executives, all executive officers, and all senior management personnel are Participants. The purpose of the Plan is to afford Participants an opportunity to acquire shares of the Company's Common Stock, to share in the increase in the value of the Common Stock, to remain in the employ of the Company, and to exert their maximum efforts on the Company's behalf. The Committee takes into account the Company's overall performance during the fiscal year together with the individual Participant's performance, and grants can be made to individuals who also received grants under the IC and LTI Plans.

Named Executive Officers

     There are six current and former executive officers named in the Summary Compensation Table on page 10 of this Proxy Statement. The current executive officers are James O. Edwards, Chief Executive Officer; Richard K. Nason, Executive Vice President and Chief Financial Officer; Marc Tipermas, Executive Vice President; and David Watson, Executive Vice President. The former executive officers are Stephen W. Kahane and Alvin S. Rapp, each of whom had been an Executive Vice President. In this Report, each person named in the referenced Table will be referred to as a "Named Executive Officer."

Compensation of the Chief Executive Officer

     The December 1994 employment agreement signed with Mr. Edwards is described on page 14 of this Proxy Statement. In the 1995 Proxy Statement, the Committee disclosed its determination that signing the then-new employment agreement with Mr. Edwards was in the best interests of the Company in that it secured Mr. Edwards' services to the Company through 1997 while also providing the Company with one-year non-competition and non-solicitation-of-employees periods following the termination of Mr. Edwards' employment.

     In early 1996, the Committee determined that the CEO's base compensation would be $350,000, that his cash incentive compensation would be based both on the Company's EPS and on subjective factors. In addition, the CEO became a participant in the LTI Plan. The compensation plan for the CEO stated that if the Company's target EPS was achieved, then the CEO would be paid cash incentive compensation equal to one-half of his base compensation and would be awarded 40,000 stock options and 20,000 Restricted Shares (which were awarded in January 1997). Lower and higher EPS figures were included in the plan which would have entitled the CEO to lower or higher incentive compensation, respectively. The CEO's plan also provided for a target value to be paid in options and restricted stock under the then-current LTI Plan. In support of its determinations, the Committee stated that the compensation plan for the CEO put a higher percentage of his total compensation in base and annual cash incentive compensation and less in long-term incentive compensation than general industry surveys showed for top positions in firms the size of the Company. It was recognized that the lower long-term incentive compensation figure was caused by the Company's stock price and that the number of options and shares was comparable to figures shown in the industry survey.

Pre-existing Agreements Affecting Executive Compensation in Calendar Year 1995

     During 1996, the decisions on compensation and annual bonuses to be paid to all Named Executive Officers were based primarily on the Company's legal obligations to each of them under pre-existing employment agreements or arrangements described on pages 14-15 of this Proxy Statement. It is the opinion of the Committee that the agreements and arrangements with Named Executive Officers still in the Company's employ continue to be in the best interests of the Company in that they assure the Company of the continued, long-term service of these individuals at compensation levels appropriate for the positions they now hold.

Bonus Awards to Named Executive Officers

     The Committee approved a cash bonus of $25,000 to Mr. Nason in December 1996 under the terms of a new employment arrangement described on page 14 of this Proxy Statement. As required by his employment arrangement with the Company described on page 15 of this Proxy Statement, in January 1997, the Committee approved the payment of the guaranteed cash bonus of $25,000 to Mr. Watson. As of February 15, 1997, other cash bonus awards, stock options, and restricted stock awards to the Named Executive Officers still in the Company's
employ for their 1996 services to the Company have not been calculated.   It is
expected that such awards will be made in view of the fact the Company met its target EPS under the LTI Plan in which these Named Executive Officers participate.

The Company's Senior Executive Officers Severance Plan

     The terms of the SEOSP are described on page 13 of this Proxy Statement. The Committee made no changes to the SEOSP during 1996. Mr. Edwards and Dr. Tipermas are the only Named Executive Officers whose severance payments are governed by the SEOSP. Severance payments for the other Named Executive Officers are specified in their employment agreements with the Company.


This report is being submitted by the following members of the Compensation & Human Resources Committee:

     VOTING MEMBERS:              NON-VOTING MEMBER WITH RIGHT TO ATTEND:

         Tony Coelho (Chairman)               James O. Edwards
         Thomas C. Jorling

                                 OTHER MATTERS

     At March 26, 1997, management was not aware that any matters not referred to on the enclosed proxy card would be presented for action at the meeting. If any such matter properly comes before the meeting, shares represented by proxies in the accompanying form will be voted with respect thereto in accordance with the judgment of the holders of such proxies.

     The 1998 Annual Meeting of Shareholders of the Company is scheduled to be held on Friday, May 1, 1998.

     Director Nominations. Shareholders wishing to nominate persons for election as a director at the 1998 Annual Meeting, or otherwise to present business at that meeting, must do so pursuant to a timely notice sent in writing to the Secretary of the Company, 9300 Lee Highway, Fairfax, Virginia 22031. To be timely, the notice must be received by the Company at the above address no earlier than January 31, 1998, and no later than March 2, 1998. A shareholder's notice of nomination must set forth:

     (a) as to each person who is not an incumbent director whom a shareholder proposes to nominate for election or re-election as a director
         (i) the name, age, business address, and residence address of such person,
         (ii)  the principal occupation or employment of such person,
         (iii) the class and number of shares of capital stock of the Company which are beneficially owned by such person, and
         (iv) any other information relating to such person that is required to be disclosed in solicitation for proxies for elections of directors pursuant to the rules and regulations of the SEC under the Securities Exchange Act of 1934, as amended, and
     (b) as to the shareholder giving the notice
         (i)   the name and record address of such shareholder and
         (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such shareholder.

     Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of the Company if elected. The Company may require any proposed nominee to furnish such other information as reasonably may be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. Persons nominated by shareholders for election as a director will not be eligible to serve as a director unless nominated in accordance with the foregoing procedures.

     Shareholder Proposals and Other Business. Shareholders wishing to submit proposals to be included in the Proxy Statement for the 1998 Annual Meeting should submit them in writing to the Secretary of the Company, 9300 Lee Highway, Fairfax, Virginia 22031, no later than November 26, 1997. A shareholder's notice with respect to other business to be brought before the 1998 Annual Meeting by such shareholder must set forth as to each matter of business:

     (a) a brief description of such business and the reasons for conducting it at the meeting,
     (b) the name and address of the shareholder proposing such business,
     (c) the class, series, and number of shares of the capital stock of the Company beneficially owned by such shareholder, and
     (d) any material interest of such shareholder in such business.




Fairfax, Virginia         Paul Weeks, II
March 26, 1997            Senior Vice President, General Counsel and Secretary

ICF KAISER       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON FRIDAY, MAY 2,1997


                                     PROXY

The undersigned hereby constitutes and appoints James O. Edwards, Michael K. Goldman, and Paul Weeks, II, and each of them, his or here true and lawful agents and proxies with full powers of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of ICF KAISER INTERNATIONAL, INC. to be held at the headquarters of the Company, 9300 Lee Highway, Fairfax, Virginia on Friday, May 2, 1997, at 9:00 a.m., and at any adjournments thereof, on all matters coming before said meeting.

                Election of Directors, Nominees:        Tony Coelho
                                                        Marc Tipermas

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

ICF KAISER                                                  ANNUAL MEETING
                                                            OF SHAREHOLDERS
                                                            May 2, 1997
                                                            9:00 a.m.

                                                            Auditorium
                                                            9300 Lee Highway
                                                            Fairfax, VA 22031

[X] Please mark you vote,                                               7225
    as in this example

        This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors, and FOR proposal 2.

-------------------------------------------------------------------------------

           The Board of Directors recommends a vote FOR election of
                         directors and FOR proposal 2.

--------------------------------------------------------------------------------

                                                FOR             WITHHELD
1. Election of Directors (see reverse)          [_]               [_]

2. Approval of Appointment of                   FOR   AGAINST   ABSTAIN
   Independent Public Accountants               [_]     [_]       [_]

For except vote withheld from the following nominee(s):

------------------------------------------

--------------------------------------------------------------------------------


SIGNATURE(S) ---------------------------------  DATE --------------------------

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                ANNUAL MEETING
                                      OF
                        ICF KAISER INTERNATIONAL, INC.

                                 SHAREHOLDERS

                              FRIDAY, MAY 2, 1997
                                    9:00 am
                                  AUDITORIUM
                               9300 LEE HIGHWAY
                                  FAIRFAX, VA

-------------------------------------------------------------------------------

                                    AGENDA


*  Election of two directors
*  Approval of the appointment of independent public accountants
*  Report on the progress of the Company
*  Questions from shareholders in attendance

--------------------------------------------------------------------------------